Exhibit 99.1

SECOND AMENDMENT
TO LEASE

THIS SECOND AMENDMENT TO LEASE (“Amendment”) is made and entered into as of the 3rd day of November, 2010, with an effective date of July 1, 2010, by and between CABOT ROAD OWNER — VEF VI, LLC, a Delaware limited liability company (“Landlord”) and THE FIRST MARBLEHEAD CORPORATION, a Delaware corporation (“Tenant”).

W I T N E S S E T H

WHEREAS, Landlord, as successor by assignment to Cabot Road Partners, LLC and Tenant entered into that Lease dated as of August 13, 2004, as amended by an Amendment to Lease dated August 31, 2007 (such lease as amended is sometimes referred to herein as the “Original Lease”), whereby Landlord currently leases to Tenant 153,136 rentable square feet of space on the 1st, 2nd, and 3rd floors (the “Current Premises”) in the building known as One Cabot Road in Medford, Massachusetts; and

WHEREAS, Landlord and Tenant desire to amend the Original Lease in order to, among other things, reduce the rentable area and relocate the Current Premises and extend the Term of the Lease, all upon the terms and conditions set forth herein;

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties agree as follows:

1.             Recitals.  The recitals set forth above are incorporated into and made a part of this Amendment.

2.             Effective Date.  The effective date (the “Effective Date”) of this Amendment shall be July 1, 2010.

3.             Definitions.  (i)  Unless otherwise defined in this Amendment, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Original Lease.  References to this “Lease” shall mean the Original Lease, as amended by this Amendment, as the same may be further amended from time to time.

(ii)           The following terms set forth in Section 1.2 of the Original Lease, entitled:  “Basic Data” shall be amended and restated in their entirety as follows:

Premises:  A portion of the second floor and a portion of the third floor of the Building as shown on Exhibit FP attached hereto.

Premises Rentable Area:  Agreed to be:  (i) as of the Effective Date, 136,496 rentable square feet as the same may be reduced to the extent any of the Give Back Space (as such term is defined herein) is leased pursuant to the terms of this Amendment, and (ii) as of April 1, 2011, 93,366 rentable square feet.

4.             Premises.

(i)           Contraction Space.  Tenant shall surrender:  (a) as of the Effective Date, the First Floor Premises consisting of 16,640 rentable square feet, and (b) within the applicable Give Back Period (as defined below), any portion of the second floor as set forth on Exhibit FP attached hereto designated by Landlord (the “Give Back Space”) pursuant to a written notice exercising its rights under this Section 4 (a “Give Back Notice”); provided in all events Tenant shall surrender all of the Give Back Space consisting of 43,130 rentable square feet on the second floor of the Building no later than March 31, 2011 (the “Contraction Space”) vacant, broom clean, and with all of Tenant’s equipment and business fixtures removed and Landlord shall accept the Contraction Space in its “as is” condition, notwithstanding any provision of the Lease to the contrary.  As used herein, the term “Give Back Period” shall mean thirty (30) days after the date of any applicable Give Back Notice.  Tenant shall surrender the Contraction Space to Landlord on the dates set forth in the immediately proceeding sentence (each a “Release Date”).  The thirty (30) day time frame to remove all Tenant equipment and business fixtures shall commence no earlier than November 1st 2010.  The failure by Tenant to surrender the Contraction Space on or before the respective Release Date, which continues for more than ten (10) days after written notice of such failure, time being of the essence, shall constitute a Default of Tenant (without further notice) and shall give rise to all Landlord’s rights and remedies under the Original Lease.  In addition to and not in lieu of all other rights and remedies of Landlord, Landlord shall be entitled to receive the Basic Rent for each day beyond the Release Date which would have been payable under this Amendment for that portion of the Contraction Space not surrendered to Landlord on the respective Release Date.  The foregoing shall constitute liquidated damages and shall not be a penalty or forfeiture and acceptance of such sum shall not extend the right of Tenant to occupy the Contraction Space.

(ii)          Premises.  Effective the Effective Date, the Premises shall consist of that portion of the second floor and a portion of the third floor of the Building as shown on Exhibit FP attached hereto as the same shall be reduced by the Give Back Space.  Tenant is in occupancy of the Premises and accepts the Premises in its “as is” condition, without any obligation on the part of Landlord to perform any construction therein or to prepare the same for Tenant’s occupancy or otherwise; provided, however, that Landlord shall, at Landlord’s expense, perform all work required to properly demise and separate the Give Back Space from the remainder of the Premises located on the second floor of the Building at the time of reduction of the Premises by the Give Back Space, including, without limitation, installation of demising walls, alteration of base building wiring, plumbing and HVAC duct work and equipment, and, if required, installation of an electric check meter pursuant to paragraph 6 herein.  Installation of demising walls shall be deemed to include, without limitation, performance of such painting, finish work, flooring and other work as may be required on Tenant’s side of the demising wall to be consistent with the paint, finishes and flooring in the remainder of the Premises.  Tenant shall be responsible for the removal of any business fixtures and tenant equipment.

(iii)         Exhibit FP.  Exhibit FP to the Original Lease is hereby deleted and amended and restated with Exhibit FP attached hereto.

5.             Term.  The Original Lease is amended to provide that the Term of the Lease shall expire on March 31, 2017, subject to one remaining option to extend, as provided in Section 2.4 of the Lease.

6.             Rent.  The Original Lease shall be amended to provide that Tenant shall pay Rent to Landlord as follows:

(i)    Basic Rent.  Tenant shall pay to Landlord Basic Rent for the Premises, without offset, abatement (except as otherwise provided in the Original Lease), deduction or demand, as follows:

Rental Period	Annual Basic Rent	Monthly Rent
7/1/10-3/31/11	$2,798,168.00	$233,180.67
4/1/11-3/31/12	$2,007,369.00	$167,280.75
4/1/12-3/31/14	$2,054,052.00	$171,171.00
4/1/14-3/31/16	$2,194,101.00	$182,841.75
4/1/16-3/31/17	$2,334,150.00	$194,512.50

Notwithstanding anything to the contrary set forth herein, Landlord shall use its reasonable efforts to re-lease the Give Back Space.  In the event a lease is executed for all or any part of the Give Back Space, Tenant’s Monthly Basic Rent from the date such lease is executed until March 31, 2011 shall be abated by an amount equal to the amount of rentable area so leased multiplied by $20.50 per square foot divided by twelve (prorated for any partial month in which any such lease is executed).

Such Basic Rent shall be payable in equal monthly installments, in advance, on the first day of each and every month during the Term of the Lease, at the following address:  c/o Cabot Road-VEF Advisors VI LLC, P.O. Box 842731, Boston, MA  02284-2731, or at such other place as Landlord shall from time to time designate by notice, by check drawn on a bank which is a member of the Boston or New York Clearing House.

(ii)   Escalation Charge.  In the event that for any reason, Taxes during any Tax Year shall exceed Base Taxes, Tenant shall pay to Landlord as an Escalation Charge:  (a) an amount equal to (I) the excess of Taxes over Base Taxes for such Tax Year multiplied by (II) the Escalation Factor, such amount to be apportioned for any fraction of a Tax Year in which the Tax Year for the Base Taxes change as provided for herein or the Term of the Lease commences or ends.  In the event that for any reason, Operating Expenses during any Operating Year shall exceed Base Operating Expenses, Tenant shall pay to Landlord as an Escalation Charge:  (a) an amount equal to (I) the excess of Operating Expenses over Base Operating Expenses multiplied by (II) the Escalation Factor, such amount to be apportioned for any fraction of an Operating Year in which the Operating Year for the Base Operating Expenses changes as provided for herein or the Term of the Lease commences or ends.  For purposes of this section, the “Escalation Factor” shall equal:  (a) as of the Effective Date .4418, (b) upon the date any Give Back Space is surrender, an amount equal to the rentable square feet leased by Tenant divided by 308,946, and (c) as of April 1, 2011 .3022.  Commencing April 1, 2012, the term “Base Operating Expenses” shall mean the Operating Expenses for the calendar year ending December 31, 2012 (the “Base Operating Expense Year”), and the term “Base Taxes” shall mean the actual Taxes for the fiscal year ending June 30, 2012, as the same may be reduced by the proportional amount of any abatement, net of expenses.  If during the Base Operating Expense Year less than 100% of the Building Rentable Area is leased to tenants, then for the purpose of the Base Operating Expense Year, Operating Expenses shall be deemed increased to the level Operating Expenses would be were the Building 100% so leased.

(iii)  Electricity.  Tenant shall remain obligated for the payment of all electricity used and consumed in the Premises per a separate check meter measuring the electricity used and consumed in the Premises.  From time to time, but not more than once per calendar month, Landlord shall invoice Tenant for electricity used and consumed in the Premises, at Landlord’s cost therefore, without mark-up.  Tenant shall pay Landlord such amount as Additional Rent within thirty (30) days after receipt of each such invoice.  If required, Landlord will install a separate check meter, at its expense, to measure the electricity used and consumed in the Premises.

All remaining terms and provisions of the Original Lease pertaining to the payment of Rent with respect to the Premises shall remain in full force and effect, and Tenant shall make all other payments pertaining to the Premises which Tenant is required to make pursuant to the Original Lease.

7.             Parking.  Section 2.2(c) of the Original Lease shall be amended to provide that Landlord will make available to Tenant, free of charge, three (3) parking spaces per one thousand (1,000) square feet of space leased, which as of the Effective Date shall be as follows:  fifty-six (56) unreserved parking spaces in the garage of the Building and two hundred twenty four (224) unreserved parking spaces in the Building’s surface parking lot on the Property for a total of two hundred eighty (280) unreserved parking spaces, all on a non-exclusive, unreserved basis.  Nothing contained herein shall negate Tenant’s rights under Section 2.2(c) for reserved parking spaces in the event that Landlord shall reserve any parking spaces for any other tenant of the Building.

8.             Option to Extend.  Section 2.4(a) of the Lease is hereby deleted and the following new Section 2.4(a) is hereby inserted in place thereof:

“2.4 (a) Provided that, at the time of such exercise, (i) this Lease is in full force and effect, (ii) no Default of Tenant shall have occurred and be continuing (either at the time of exercise or at the commencement of an Extended Term), and (iii) Tenant shall not have assigned this Lease or vacated or sublet more than 20,000 rentable square feet in the Premises, other than in connection with a transfer for which Landlord’s consent is not required under Article VI (any of which conditions described in clauses (i), (ii), and (iii) may be waived by Landlord at any time in Landlord’s sole discretion), Tenant shall have the right and option to extend the Term of this Lease with respect to either the entire Premises, or only the portion of the Premises on the second floor, or only the portion of the Premises on the third floor, for one (1) extended term (an “Extended Term”) of five (5) years by giving written notice to Landlord not later than twelve (12) months prior to the expiration date of the then current Term.

The effective giving of such notice of extension by Tenant shall automatically extend the Term of this Lease for the Extended Term, and no instrument of renewal or extension need be executed; provided, however upon the request of either Landord or Tenant, the parties shall promptly enter into an amendment to this Lease to evidence the Extended Term and the terms thereof.  In the event that Tenant fails timely to give such notice to Landlord, or if Tenant shall elect to extend the Term solely with respect to the second floor space or the third floor space, then this Lease shall automatically terminate with respect to the remainder of the Premises at the end of the Term and Tenant shall have no further option to extend the Term of this Lease with respect to such portion of the Premises.  The Extended Term shall commence on the day immediately succeeding the expiration date of the then current Term, and shall end on the day immediately preceding the fifth (5th) anniversary of the first day of the Extended Term.  The Extended Term shall be on all the terms and conditions of this Lease, except:  (i) during the Extended Term, Tenant shall have no further option to extend the Term, (ii) the Basic Rent for the Extended Term shall be ninety-five percent (95%) of the Fair Market Rental Value of the Premises as of the commencement of the Extended Term, taking into account all relevant factors, determined pursuant to paragraph (b) below; and (iii) if Tenant shall elect in such notice of extension to extend the Term for only the second floor space or the third floor space, the Premises thereafter shall solely refer to such space.”

9.             Cancellation of All Other Options.  Section 2.6 of the Original Lease is hereby deleted in its entirety.

10.          Brokerage Commission.  Tenant and Landlord each hereby covenants and represents that it has negotiated this Amendment directly with Grubb & Ellis Company, as agent for Landlord, and Newmark Knight Frank, as agent for Tenant, and has not acted by implication to authorize or authorized any other real estate broker, salesman or finder to act for it in the negotiation and execution of this Amendment and agrees to defend, indemnify and hold harmless the other party from any and all claims by any such real estate broker, salesman or finder or a commission or finder’s fee as a result of any breach of the foregoing covenants and representations on its part, which obligation shall survive the expiration or termination of the Lease for any reason.  Landlord shall pay any commission payable to Grubb & Ellis and Newmark Knight & Frank resulting from this Amendment.

11.          Exculpation.  If Landlord shall be an individual, joint venture, tenancy in common, partnership, co-partnership, limited partnership, unincorporated association, or other unincorporated aggregate of individuals and/or entities or a corporation, Tenant shall look solely to such Landlord’s estate and right, title and interest in the Property for the satisfaction of Tenant’s remedies for the collection of judgment (or other judicial process) requiring the payment of money by Landlord and no other property or assets of Landlord or any partner, member, officer or director thereof, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies under or with respect to the Lease, the relationship of Landlord and Tenant or Tenant’s use or occupancy of the Premises.

12.          Effect of Amendment.  Except as expressly modified hereunder, the Original Lease shall remain in full force and effect.  In the event of any conflict between the terms of this Amendment and the terms of the Original Lease, the terms of this Amendment shall govern.

13.          Headings.  The headings of paragraphs herein are included solely for convenience or reference and shall not control the meaning or interpretation of any provision of this Amendment.

14.          Merger.  The Original Lease, as amended by this Amendment, contains the entire understanding between the parties hereto and supersedes any prior contracts, agreements, understandings and/or negotiations, whether oral or written, concerning the matters set forth therein or herein.

15.          Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed shall be deemed an original and all such counterparts shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

LANDLORD:	CABOT ROAD OWNER — VEF VI, LLC,

	By:	Value Enhancement Fund VI, LLC, Its sole member

		By:	VEF Group Management, LLC, Its manager

			By:	/s/ Howard C. Huang
			Name:	Howard C. Huang
			Title:	Vice President

TENANT:	THE FIRST MARBLEHEAD CORPORATION

	By:	/s/ Kenneth Klipper
	Name:	Kenneth Klipper
	Title:	Chief Financial Officer

EXHIBIT “FP”

Premises

[schematic diagrams of second and third floor space plans]